                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
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      Check the appropriate box:
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                 by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                KERYX BIOPHARMACEUTICALS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)

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
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

                                     [LOGO]

                         KERYX BIOPHARMACEUTICALS, INC.
                                 5 KIRYAT MADA
                             JERUSALEM 91236 ISRAEL

To: Our Stockholders

From: Morris Laster

Subject: Invitation to the Keryx Biopharmaceuticals, Inc. 2001 Annual Meeting

    Please come to our Annual Meeting on May 23, 2001, to find out more about your company and the significant progress we are making. You will have the opportunity to ask questions and make comments. Enclosed with this Proxy Statement are your voting card and the 2000 Annual Report.

    We have written our Proxy Statement in plain English, as is encouraged by the Securities and Exchange Commission. We hope you are pleased with this format, and find this Proxy Statement easy to read.

    We look forward to seeing you at the Annual Meeting.

                                         Sincerely,
                                          Morris Laster
                                          Chief Executive Officer and
                                          Chairman

                                     [LOGO]

                         KERXY BIOPHARMACEUTICALS, INC.
                                 5 KIRYAT MADA
                             JERUSALEM 91236 ISRAEL

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

    The 2001 Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, May 23, 2001, at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following items:

1.  The election of seven directors, each for a term of one year; and

2. The transaction of any other business as may properly come before the meeting or any adjournment of the meeting.

    If you are a stockholder as of the close of business on April 2, 2001, you are entitled to vote at the meeting or any postponements or adjournments of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning May 12, 2001, at the office of the company's corporate counsel, Hale and Dorr LLP, in Boston, Massachusetts, located at 60 State Street, or at the company's executive offices in Jerusalem, Israel, located at 5 Kiryat Mada in the Har Hotzvim Hi-tech Industrial Park, between the hours of 9:30 a.m. and 5:00 p.m. local time, each business day.

                                         By Order of the Board of Directors,
                                          BOB TRACHTENBERG
                                          Secretary

Jerusalem, Israel
April 23, 2001

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              ----------
Questions and Answers About the Meeting.....................           3

    What is the purpose of the Annual Meeting?..............           3
    Who is entitled to vote at the Annual Meeting and how
     many votes do they have?...............................           3
    How do I vote?..........................................           3
    What is a proxy?........................................           3
    How will my proxy vote my shares?.......................           3
    How do I revoke my proxy?...............................           4
    Is my vote confidential?................................           4
    What constitutes a quorum?..............................           4
    What vote is required to elect directors?...............           4
    How are votes counted?..................................           4
    What percentage of the Company's outstanding common
     shares do the directors and officers own?..............           4
    Who are the Company's independent public accountants,
     and will they be represented at the Annual Meeting?....           4
    How may I obtain a copy of the Company's Form 10-K?.....           4

Proposal 1--Election of Directors...........................           5

    Nominees for Director...................................           5
    Report of the Audit Committee...........................           7
    Independent Auditors Fees and Other Matters.............           8
    Our Executive Officers..................................           9
    Employment Agreements...................................          10
    Executive Compensation..................................          11
        Summary Compensation Table..........................          11
        Fiscal Year-End Option Values and Option Exercises
        During the Last Fiscal Year.........................          12
        Report of the Compensation Committee................          12
        Compensation Committee Interlocks and Insider
        Participation.......................................          14
    Common Stock Performance Graph..........................          14
    Section 16(a) Beneficial Ownership Reporting
     Compliance.............................................          15
    Related Party Transactions..............................          15

Stock Ownership of our Directors, Executive Officers, and 5%
  Beneficial Owners.........................................          16

Additional Information......................................          17

Appendix A--Audit Committee Charter
Appendix B--Form of Proxy Card

                                PROXY STATEMENT

    This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 23, 2001, to owners of shares of common stock of Keryx Biopharmaceuticals, Inc. in connection with the solicitation of proxies by the Board of Directors for our 2001 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all stockholders, many of whom are unable to attend the Annual Meeting, the opportunity to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

                    QUESTIONS AND ANSWERS ABOUT THE MEETING

Q. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A. At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting accompanying the proxy statement, including the election of directors. In addition, we will report on our overall performance during 2000 and respond to questions from shareholders.

Q. WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND HOW MANY VOTES DO THEY
  HAVE?

A. Common stockholders of record at the close of business on the record date, April 2, 2001, may vote at the Annual Meeting. Each share has one vote. There were 19,614,644 shares of common stock outstanding on the record date. A list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning May 12, 2001, at the office of the company's corporate counsel, Hale and Dorr LLP, in Boston, Massachusetts, located at 60 State Street, or at the company's executive offices in Jerusalem, Israel, located at 5 Kiryat Mada in the Har Hotzvim Hi-tech Industrial Park, between the hours of 9:30 a.m. and 5:00 p.m. local time, each business day.

Q. HOW DO I VOTE?

A. You may vote by completing and returning the enclosed proxy card by mail or by voting in person at the meeting. Since many of our stockholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our stockholders to enable them to be represented and vote at the Annual Meeting. To vote by mail, simply mark, sign, and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. Alternatively, you may deliver your proxy card to us in person, by facsimile, or by courier. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

Q. WHAT IS A PROXY?

A. A proxy is a person you appoint to vote on your behalf. If you are unable to attend the Annual Meeting, we are seeking your appointment of proxies so that your shares of common stock may be voted. You must complete and return the enclosed proxy card to have your shares voted by proxy. If you complete and return the proxy card, you will be designating Bob Trachtenberg, our General Counsel and Secretary, and Robert Gallahue, our Chief Financial Officer and Treasurer, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Q. HOW WILL MY PROXY VOTE MY SHARES?

A. Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" Proposal 1. Presently, the Board of Directors does not know of any other matter that may come before the Annual Meeting. However your proxies are authorized to vote on your behalf, using their judgment, on any other business that properly comes before the Annual Meeting.

Q. HOW DO I REVOKE MY PROXY?

A. You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

    - Notifying our Secretary, Bob Trachtenberg, in writing at 5 Kiryat Mada, Jerusalem 91236 Israel, that you are revoking your proxy;

    - Executing a new, subsequently dated, proxy card; or

    - Attending and voting by ballot at the Annual Meeting.

Q. IS MY VOTE CONFIDENTIAL?

A. Yes. All comments remain confidential, unless you ask that your name be disclosed.

Q. WHAT CONSTITUTES A QUORUM?

A. A majority of the issued and outstanding shares on the record date constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting and will be measured by the number of shares either present at the Annual Meeting or represented by proxy. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q. WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

A. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will counted for purposes determining whether there is a quorum.

Q. HOW ARE VOTES COUNTED?

A. Shares that (1) abstain from voting on a particular matter or (2) are held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote on a particular matter ("broker non-votes") will not be voted in favor of the matter, and will also not be counted as shares voting on the matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on the matters to be voted on at the meeting.

Q. WHAT PERCENTAGE OF THE COMPANY'S OUTSTANDING COMMON SHARES DO THE DIRECTORS AND OFFICERS OWN?

A. As of December 31, 2000, our directors and executive officers owned approximately 45% of our outstanding common shares. See the discussion under the heading "Stock Ownership of our Directors, Executive Officers, and 5% Beneficial Owners" on page 22 for more details.

Q. WHO ARE THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND WILL THEY BE REPRESENTED AT THE ANNUAL MEETING?

A. KPMG has served as our independent public accountants and auditors since 1999. We have selected KPMG to serve as our auditor for 2001. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement, if he or she desires, and be available to answer questions.

Q. HOW MAY I OBTAIN A COPY OF THE COMPANY'S FORM 10-K?

A. You may request a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, by writing to our Secretary at POB 23706, 5 Kiryat Mada, Jerusalem 91236 Israel or via e-mail at info@keryxbiopharm.com.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board of Directors has seven members. Each member has been nominated for re-election, and has agreed to serve a one-year term if elected. If any nominee is unable to stand for election, which circumstance we do not contemplate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

    The Board of Directors recommends a vote "FOR" each of the nominees.

    MORRIS LASTER, M.D., 36, has served as our Chairman and Chief Executive Officer since November 1999. From December 1996 to November 1999, Dr. Laster served as the Chief Executive Officer and President of Partec Ltd., our predecessor company. From 1990 to 1996, Dr. Laster was employed as Vice President of Medical Venture Capital with Paramount Capital Investments LLC., a merchant and investment bank. Dr. Laster received his M.D. from Downstate Medical Center, performed post-doctoral training in surgery at Case Western Reserve University Hospital and served as a physician and officer with the paratroopers of the Israel Defense Forces.

    MALCOLM HOENLEIN, 57, has served on our board since January 2001.
Mr. Hoenlein currently serves as the Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, a position he has held since 1986. He also serves on the Boards of Directors of Bank Leumi and Rothschild Bank. Mr. Hoenlein received his B.A. from Temple University and his M.A. from the University of Pennsylvania.

    PETER MORGAN KASH, 39, has served on our board since October 1998. Mr. Kash has been a Senior Managing Director of Paramount Capital, Inc., a NASD registered broker-dealer and a Director of Paramount Capital Asset
Management, Inc., which manages the investments of several funds specializing in the technology and biotechnology sectors, since 1990. From 1989 to 1991, Mr. Kash served as an Associate Professor at the Polytechnic University. In addition, since 1996, he has served as a Lecturer in Entrepreneurship and International Venture Capital at the Wharton School of the University of Pennsylvania and has accepted an appointment as a visiting professor in entrepreneurship at Nihon University in Tokyo, Japan from 1999 to 2001. He holds a B.S. in Management Science from the State University of New York at Binghamton and an M.B.A. in Finance and Banking from Pace University.

    MARK H. RACHESKY, M.D., 42, has served on our board since February 2000.
Dr. Rachesky is the President of MHR Fund Management LLC, which he founded in 1996. MHR is an investment manager of various private investment funds. Prior to founding MHR, from 1990 to 1996, Dr. Rachesky was employed by Carl C. Icahn as his Managing Director of Investments. He currently also serves as a director of the Samsonite Corporation and Neose Technologies, Inc. Dr. Rachesky received his B.S. from the University of Pennsylvania, and his M.D. and M.B.A. from Stanford University.

    LINDSAY A. ROSENWALD, M.D., 45, has served on our board since March 2000. He is an investment banker, as well as a venture capitalist and fund manager.
Dr. Rosenwald has served as Chairman of Paramount Capital, Inc., since 1992, Chairman of Paramount Capital Investments LLC, a merchant and investment bank, since 1995, and Chairman of Paramount Capital Asset Management, Inc., since 1994. He is also a director of Neose Technologies, Inc., Interneuron Pharmaceuticals, Inc., and Nephros, Inc. Dr. Rosenwald received his B.S. in Finance from Pennsylvania State University, and his M.D. from Temple University School of Medicine.

    WAYNE ROTHBAUM, 33, has served on our board since February 2000. He has been Managing Director at the TF/Carson Group, a strategic consulting firm providing capital markets intelligence to over 400 publicly traded companies, since
June 1995. Mr. Rothbaum has co-managed the TF/Carson Group's life sciences team, which provides services ranging from traditional investor relations to strategic consulting to corporate finance for over 50 life sciences companies, since 1993. In addition, since November 1996, he has served as a principal at Evolution Capital, an NASD registered broker-dealer focusing on the life sciences, which is a wholly- owned subsidiary of the TF/Carson Group. Mr. Rothbaum is also an advisory director to Enzon, Inc. and Maxim Pharmaceuticals, Inc. He received an M.A. from the Elliot School of International Relations at the George Washington University and a B.A. in Cognitive Psychology and Political Science from the State University of New York at Binghamton.

    J. WILSON TOTTEN, M.D., 43, has served on our board since January 2001.
Dr. Totten is Group R&D Director of Shire Pharmaceuticals, a public biopharmaceutical company headquartered in the United Kingdom, a position he has held since 1998. From 1995 to 1997, Dr. Totten was the Vice President for Clinical R&D of Astra Charnwood, a United Kingom-registered pharmaceutical company. He is a director of Shire Pharmaceuticals and of several of Shire's subsidiaries. Dr. Totten received his M.D. from Leicester University.

HOW ARE DIRECTORS COMPENSATED?

    Directors who are also Keryx employees receive no additional compensation for serving as a director. Non-employee directors receive:

    - Reimbursement for reasonable travel expenses incurred for their attendance at meetings of the Board of Directors;

    - Upon initial election or appointment to the Board of Directors, an option to purchase 25,000 shares of common stock and upon re-election to the Board of Directors, an option to purchase 5,000 shares of common stock. Each automatic option grant has an exercise price equal to the fair market value on the date of grant. Each grant has a term of ten years, subject to earlier termination following the director's cessation of service on the Board of Directors. One-fifth of the initial automatic option grant of 25,000 shares vests immediately upon grant. The remainder of the initial automatic option grant (20,000 shares) vests in successive equal quarterly installments over the director's initial one-year period of Board service. Each re-election option grant vests in equal semi-annual installments as measured from the grant date.

WHAT ARE THE COMMITTEES OF OUR BOARD OF DIRECTORS?

    The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or other committee performing similar functions.

    - The Audit Committee consists of Dr. J. Wilson Totten, Dr. Mark Rachesky and Wayne Rothbaum. The functions of the Audit Committee and its activities relative to our year-end financial statements are described below under the heading "Report of the Audit Committee". During the year, the Board examined the composition of the Audit Committee in light of the adoption by the Nasdaq Stock Market of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of Nasdaq's new rules.

    - The Compensation Committee consists of Dr. Rachesky, Mr. Rothbaum, and Peter Kash. The Compensation Committee determines the compensation of the Chief Executive Officer, and reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other executive officers. The Compensation Committee is primarily responsible for the administration of our stock option plans, under which option grants and stock issuances may be made to all employees, directors and consultants.

HOW MANY BOARD AND COMMITTEE MEETINGS WERE HELD DURING 2000?

    During 2000, the Board of Directors held seven meetings and acted by unanimous written consent two times. The Compensation Committee held two meetings and acted by unanimous written consent three times. The Audit Committee, which was established in May 2000, did not meet in 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors and all meeting(s) of those committees on which he served.

                         REPORT OF THE AUDIT COMMITTEE

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

    During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board on May 12, 2000. The complete text of the new charter, which reflects standards set forth in the new SEC regulations and Nasdaq Stock Market rules, is reproduced in the appendix to this proxy statement.

    Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

    - first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

    - second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board No. 1); and

    - third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics, and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

    The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met on March 12, 2001.

    In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principals, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to

Statement on Auditing Standards No. 61 (Communication with Audit Committees). SAS 61 requires the Company's independent auditors to discuss with the Committee, among other things, the following:

    - methods to account for significant unusual transactions;

    - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

    - disagreements with management over the application of accounting principals, the basis for management's accounting estimates and the disclosures in the financial statements.

    With respect to the Company's outside auditors, the Committee, among other things, discussed with KPMG matters relating to KPMG's independence from the Company, including the disclosures made by KPMG to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

    Finally, the Committee continued to monitor the scope and adequacy of the Company's internal controls and other procedures, including proposals for adequate staffing and for strengthening internal procedures and controls where appropriate.

    On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                         By the Audit Committee of the Board of
                                          Directors
                                          Dr. Totten, Chairman
                                          Dr. Rachesky
                                          Mr. Rothbaum

                  INDEPENDENT AUDITORS FEES AND OTHER MATTERS

AUDIT FEES

    KPMG billed the Company an aggregate of approximately $70,000 in fees for the professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    KPMG did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

    KPMG billed the Company an aggregate of approximately $45,000 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

OUR EXECUTIVE OFFICERS

    Our executive officers are:

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Morris Laster, M.D........................     36      Chief Executive Officer and Chairman
Benjamin Corn, M.D........................     40      President
Robert E. Gallahue........................     40      Chief Financial Officer and Treasurer
Ira Weinstein.............................     45      Chief Operating Officer
Bob Trachtenberg..........................     44      General Counsel and Secretary
Noa Shelach...............................     30      Vice President, Project Management

    Information about executive officers who are not directors:

    BENJAMIN CORN, M.D., has served as our President since November 1999. From October 1998 to November 1999, Professor Corn was the Chief Executive Officer of SignalSite, Inc., a subsidiary of Partec Ltd., our predecessor company. From 1994 to 1998, he served as Professor and Vice-Chairman in the Department of Radiation Oncology at Thomas Jefferson University Hospital in Philadelphia. Professor Corn received his B.A. and M.D. degrees from Boston University and completed residency training at the University of Pennsylvania, where he later served as Assistant Professor of Radiation Oncology.

    ROBERT E. GALLAHUE has served as our Chief Financial Officer and Treasurer since June 2000. From December 1999 to May 2000, Mr. Gallahue served as Senior Director, Finance at Millennium Pharmaceuticals, Inc. From November 1993 to December 1999, he served as Controller and then Senior Director, Finance at LeukoSite, Inc. From 1989 to 1993, Mr. Gallahue served as Accounting Manager and then Senior Financial Analyst at RepliGen, Inc. From 1985 to 1989, he was an auditor at Coopers & Lybrand. Mr. Gallahue received his B.A. from Middlebury College and his M.S.A. from Bentley College and is a certified public accountant.

    IRA WEINSTEIN has served as our Chief Operating Officer since June 2000 and was our Chief Financial Officer and Treasurer from November 1999 to June 2000. From January 1997 to November 1999, Dr. Weinstein was the Chief Financial Officer of Partec Ltd. From 1989 to 1997, Dr. Weinstein was an accountant with the Association of Americans and Canadians in Israel. He has also served as a consultant to the New York State Department of Health and taught business management at Baruch College, Touro College and St. John's University.
Dr. Weinstein holds a Doctorate of Business Administration from Newport University and an M.B.A. in Management and a B.B.A. in Accountancy from Baruch College.

    BOB TRACHTENBERG has served as our General Counsel and Secretary since November 1999. Prior to that date, from October 1998, he was the General Counsel of Partec Ltd. From June 1994 to October 1998, Mr. Trachtenberg was Senior Vice President for Administration and Legal Affairs at Accent Software
International, Ltd. (now known as LanguageWare.net, Ltd.), a publicly traded software development company. Mr. Trachtenberg received his B.A. from the State University of New York at Binghamton and his J.D. from New York University.

    NOA SHELACH has served as our Vice President, Project Management since December 2000. From November 1999 to December 2000, Ms. Shelach was our Director of Project Management. From December 1997 to November 1999, she was the Director of Project Management for Partec Ltd. Ms. Shelach received her B.Sc. in Biology and M.Sc. in Biochemistry from the Hebrew University in Jerusalem and has completed a two-year course in clinical pharmacology at Tel Aviv University.

                             EMPLOYMENT AGREEMENTS

    Our Israeli operating subsidiary has entered into an employment agreement with Morris Laster, M.D., and we, as the US parent, have entered into a complementary employment agreement with Dr. Laster. Dr. Laster has been retained to serve as our chief executive officer at a base salary of $225,000 per year for three years from November 18, 1999, with an annual discretionary bonus of up to 100% of his base salary based upon specific development and business milestones and achievements. The US agreement grants Dr. Laster a ten-year option to purchase 450,000 shares of our common stock at an exercise price of $0.10 per share. This option vests over a period of two years, with two-thirds having already vested, and the remaining one-third vesting in two equal portions each on May 19, 2001 and November 19, 2001, respectively. Each agreement may be terminated on three months' notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Laster's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for 15 months in monthly installments, in addition to the three-month notice payment, and our board of directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

    Our Israeli operating subsidiary has entered into an employment agreement with Benjamin Corn, M.D., and we, as the US parent, entered into a complementary employment agreement with Dr. Corn. We have retained Dr. Corn to serve as our president at a current base salary of $157,500 per year for three years from November 18, 1999, with bonuses at the discretion of our chief executive officer acting in consultation with the Compensation Committee of our Board of Directors. The US agreement grants Dr. Corn a ten-year option to purchase 195,000 shares of our common stock at an exercise price of $0.10 per share. This option vests over a period of two years, with two-thirds having already vested, and the remaining one-third vesting in two equal portions each on May 19, 2001 and November 19, 2001, respectively. Each agreement may be terminated on three months' notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Corn's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments, inclusive of the three-month termination notice, and our board of directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

    Our Israeli operating subsidiary has entered into an employment agreement with Ira Weinstein, and we, as the US parent, entered into a complementary employment agreement with Dr. Weinstein. We have retained Dr. Weinstein to serve as our Chief Operating Officer at a current base salary of $96,360 per year for three years from November 18, 1999, with bonuses at the discretion of our chief executive officer acting in consultation with the Compensation Committee of our Board of Directors. The US agreement grants Dr. Weinstein a ten-year option to purchase 225,000 shares of our common stock at an exercise price of $0.10 per share. This option vests over a period of two years, with two-thirds having already vested, and the remaining one-third vesting in two equal portions each on May 19, 2001 and November 19, 2001, respectively. Each agreement may be terminated on three months' notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Weinstein's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments, inclusive of the three-month termination notice, and our board of directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

    Our Israeli operating subsidiary has entered into an employment agreement with Bob Trachtenberg, and we, as the US parent, entered into a complementary employment agreement with Mr. Trachtenberg. We have retained Mr. Trachtenberg to serve as our General Counsel and Secretary at a current base salary of $97,824 per year for three years from November 18, 1999, with bonuses at the discretion of our chief executive officer acting in consultation with the Compensation Committee of our Board of Directors. The US agreement grants Mr. Trachtenberg a ten-year option to purchase 187,500 shares of our common stock at an exercise price of $0.10 per share. This option vests over a period of two years, with two-thirds having already vested, and the remaining one-third vesting in two equal portions each on May 19, 2001 and November 19, 2001, respectively. Each agreement may be terminated on three months' notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Mr. Trachtenberg's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments, inclusive of the three-month termination notice, and our board of directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table provides information about all compensation earned in 2000 and 1999 by our chief executive officer and our other three most highly compensated executive officers.

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                     ANNUAL COMPENSATION             ------------
                                            --------------------------------------    SECURITIES
NAME AND PRINCIPAL                                                  OTHER ANNUAL      UNDERLYING       ALL OTHER
POSITION                           YEAR      SALARY     BONUS     COMPENSATION (1)   OPTIONS/SARS   COMPENSATION (2)
------------------               --------   --------   --------   ----------------   ------------   ----------------
Morris Laster..................    2000     $240,000   $75,000        $41,520                 0          $9,650
  Chief Executive Officer          1999     $225,000   $     0        $37,000         1,972,100          $7,545

Benjamin Corn..................    2000     $161,436   $27,500        $27,076                 0          $    0
  President                        1999     $150,000   $     0        $22,000           274,026          $    0

Bob Trachtenberg...............
  General Counsel & Secretary      2000     $ 89,272   $35,000        $21,116                 0          $4,000
  (3)                              1999     $ 85,100   $     0        $20,000           357,620          $  186

Ira Weinstein..................    2000     $ 90,520   $25,000        $21,345                 0          $    0
  Chief Operating Officer (4)      1999     $ 77,550   $     0        $19,200           395,120          $  163

------------------------

(1) Includes payments we made for social security, pension and disability insurance premiums, payments made in lieu of statutory severance and payments to continuing education plans.

(2) Includes reimbursement for automobile expenses.

(3) Mr. Trachtenberg commenced serving as an executive officer of Keryx in November 1999.

(4) Dr. Weinstein commenced serving as an executive officer of Keryx in November 1999.

          FISCAL YEAR-END OPTION VALUES AND AGGREGATE OPTION EXERCISES
                          DURING THE LAST FISCAL YEAR

    The following table provides information about the exercise of stock options during 2000 by the named executive officers and the value of stock options held by the named executive officers on December 31, 2000. The value of unexercised stock options held by the named executive officers at year-end is calculated by multiplying the number of option shares by the difference between the option exercise price and the fair market value of our common stock on December 31, 2000 (which was $10.125).

                                                    NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS
                             SHARES                        DECEMBER 31, 2000            AT DECEMBER 31, 2000
                            ACQUIRED      VALUE     -------------------------------   -------------------------
NAME                       ON EXERCISE   REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                       -----------   --------   -------------------------------   -------------------------
Morris Laster............       0             --           1,822,100/150,000           $18,266,553/$1,503,750
Benjamin Corn............       0             --              209,026/65,000                2,095,486/651,625
Bob Trachtenberg.........       0             --              295,120/62,500                2,958,578/626,563
Ira Weinstein............       0             --              320,120/75,000                3,209,203/751,875

                      REPORT OF THE COMPENSATION COMMITTEE

    The following Report of the Compensation Committee and the common stock performance graph on page 14 of this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities exchange Act of 1934, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 2000.

WHAT IS OUR COMPENSATION PHILOSOPHY?

    Our philosophy is to provide competitive compensation levels and, where appropriate, align compensation of senior management with the long-term interests of our stockholders. We determine the compensation of the senior management team by evaluating our corporate performance, as well as each executive officer's own level of performance.

WHAT IS THE STRUCTURE OF OUR EXECUTIVE COMPENSATION?

    The elements of our executive compensation programs are:

    - Base salary;

    - Annual cash bonuses; and

    - Annual long-term stock-based incentives.

    We have structured our compensation plan to provide incentives for senior management performance that promote continuing improvements in our corporate performance and stock price over both the short- and long-term.

HOW DO WE DETERMINE BASE SALARIES?

    We determine base salaries by each individual's experience and personal performance, and by comparisons to similar positions within the biotechnology industry. Base salaries are reviewed annually based on the criteria mentioned above.

HOW DO WE DETERMINE ANNUAL BONUSES?

    We base the amount of the award to each executive officer on a combination of our overall performance and the individual's performance. The Compensation Committee approved bonuses in 2000 to our executive officers totaling $189,500. The Compensation Committee considered our corporate performance, including our successful public offering in August 2000, and each individual's contributions to our success in determining their bonus amounts.

HOW IS COMPENSATION USED TO ENSURE SENIOR MANAGEMENT IS FOCUSED ON LONG-TERM
  RESULTS?

    We use stock options to provide long-term incentives to our executive officers. The Compensation Committee approves all grants of stock options to executive officers. These stock option grants are designed to align the interests of each executive officer with those of our other stockholders. Options are generally exercisable over a ten-year period at the market price on the date of grant. Options granted to executive officers and others pursuant to our 2000 Stock Option Plan generally become exercisable in installments over a three-year vesting period. The options will provide a benefit to the executive officer only if he or she remains employed by Keryx during the vesting period, and then only if the market price of our common stock increases. During 2000, the Compensation Committee approved grants of options to one executive officer to purchase 90,000 shares of common stock. No grants were made to the other executive officers during 2000 because they all received significant grants at the end of 1999. We based the number of shares granted to each executive officer on a combination of our overall performance and the individual's performance, as well as the size of option grants made to executive officers of comparable biotechnology companies.

HOW DO WE DETERMINE THE COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER?

    Dr. Laster was our Chief Executive Officer during 2000. His compensation is determined by establishing a base salary competitive with those paid by other biotechnology companies and making a significant percentage of his total compensation package contingent upon corporate and individual performance. In September 2000, the Compensation Committee set Dr. Laster's annual base salary at $270,000. His 2000 bonus of $75,000 was based on the Compensation Committee's assessment of Dr. Laster's individual performance and his contribution to our corporate performance, particularly his successful leadership in connection with our initial public offering.

WHAT IS THE IMPACT OF INTERNAL REVENUE CODE SECTION 162(M)?

    Under Section 162(m) of the Internal Revenue Code, we will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1.0 million per executive officer in any one year. Compensation that qualifies as performance-based compensation is not taken into account for purposes of the limitation. The definition of performance-based compensation includes compensation deemed paid in connection with the exercise of certain stock options. The exercised stock options must have an exercise price equal to the fair market value of the option shares on the grant date to qualify as performance-based compensation. Our 2000 Stock Option Plan is intended to assure that the exercise of such stock options will qualify as performance-based compensation.

    The Company generally intends to structure the stock options granted to its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be in excess of the limit when the Compensation Committee believes such payment is appropriate, after taking into consideration changing business conditions or the officer's performance, and is in the best interests of the stockholders.

                                    By the Compensation Committee of the Board of Directors

                                    Mr. Kash
                                    Mr. Rothbaum
                                    Dr. Rachesky

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Dr. Rachesky and Messrs. Rothbaum and Kash. No member of the Compensation Committee was at any time during 2000, or formerly, an officer or employee of Keryx or any other subsidiary of Keryx, nor has any other member of the Compensation Committee had any relationship with Keryx requiring disclosure under Item 404 of Regulation S-K under the Exchange Act, other than as set forth below under the heading "Related Party Transactions".

    No executive officer of Keryx has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of Keryx.

COMMON STOCK PERFORMANCE GRAPH

    Our Common Stock has been listed for trading on the Nasdaq National Market under the symbol KERX since July 28, 2000. The following graph compares the cumulative total stockholder return on the common stock for the period from July 28, 2000, the date of our initial public offering, through December 31, 2000 with the Cumulative total return over such period on (i) the Nasdaq National Market-US Index and (ii) the Nasdaq Stock Market-BioTech Index. The graph assumes the investment of $100 on July 28, 2000 in our common stock (at the initial public offering price) and in each of the indices listed above, and assumes the reinvestment of all dividends. Measurements points are July 28, 2000 and the last trading day of the year ended December 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                7/28/00  12/31/00
KERYX BIOPHARMACEUTICALS, INC.      100    101.25
NASDAQ STOCK MARKET (U.S.)          100     61.66
NASDAQ BIOTECHNOLOGY                100     89.12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors, executive officers, and 10% stockholders. Our directors, executive officers, and 10% stockholders are required by those rules to give us copies of the reports of stock ownership (and changes in stock ownership) they file with the Securities and Exchange Commission. Based solely on our review of the copies of the reports we received, we believe that our directors, executive officers, and 10% stockholders met all of their filing requirements during the year ended December 31, 2000, except that (a) Lindsay A. Rosenwald, a director of the Company, failed to report in a timely fashion the purchase of 109,900 shares in October 1999; (b) Peter Kash, a director of the Company, failed to report in a timely fashion the receipt of a warrant for 38,720 shares of common stock in November 2000; (c) Robert Gallahue, who became an executive officer in June 2000, failed to file his initial statement of beneficial ownership
(Form 3) in a timely manner; and (d) Noa Shelach, who became an executive officer in December 2000, failed to file her initial statement of beneficial ownership (Form 3) in a timely manner.

                           RELATED-PARTY TRANSACTIONS

    PRIVATE PLACEMENT. In a private placement that closed in January 2000, Mark Rachesky, M.D., a director, purchased 2,500 shares of our Series A Preferred Stock (which converted into 128,850 shares of common stock in our initial public offering) for an aggregate purchase price of $250,000. In addition, Paramount Capital, Inc., which is 100% owned by Lindsey A. Rosenwald, M.D., a director, acting as the finder in this private placement, received consideration of $375,400 and a warrant to purchase 116,090 shares of our common stock at an exercise price of $1.94 per share, which expires on January 25, 2003. In November 2000, Paramount Capital distributed this entire warrant to various persons associated with it.

    PATENT ATTORNEYS.  Pennie & Edmonds LLP acts as one of our patent counsel.
S. Leslie Misrock, who served as a director of our company from November 1999 until his resignation in January 2001, is a senior partner of Pennie & Edmonds.

             STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
                            AND 5% BENEFICIAL OWNERS

    The following table shows information, as of December 31, 2000, about the beneficial ownership of our common stock by:

    - each person we know to be the beneficial owner of at least five percent of our common stock;

    - each director (all of whom are nominees for re-election);

    - each executive officer shown in our Summary Compensation Table; and

    - all directors and executive officers as a group.

    As of December 31, 2000, there were 19,532,772 shares of our common stock outstanding. To calculate a shareholder's percentage of beneficial ownership, we must include in the numerator and denominator those shares underlying options or warrants beneficially owned by that shareholder that are vested or that will vest within 60 days of December 31, 2000. Options or warrants held by other shareholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our shareholders may differ.

    Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name. The address of each 5% stockholder is c/o Keryx
Biopharmaceuticals, Inc., 5 Kiryat Mada, Jerusalem 91236 Israel.

                                                                  NUMBER OF
                                                                COMMON SHARES        PERCENTAGE OF
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OUTSTANDING SHARES
----------------                                              ------------------   ------------------
Morris Laster, M.D.(1)......................................       1,822,100               8.53%
Benjamin Corn, M.D.(2)......................................         209,026               1.06%
Robert E. Gallahue..........................................              --                 --
Ira Weinstein(3)............................................         320,120               1.61%
Bob Trachtenberg(4).........................................         295,120               1.49%
Noa Shelach(5)..............................................          97,391                  *
Lindsay A. Rosenwald, M.D.(6)...............................       6,076,349              31.01%
Peter Morgan Kash(7)........................................       1,018,970               5.18%
Mark Rachesky, M.D.(8)......................................         188,850                  *
Wayne Rothbaum(9)...........................................          60,000                  *
Malcom Hoenlein(10).........................................           5,000                  *
J. Wilson Totten(11)........................................           5,000                  *
All executive officers and directors as a group(12).........      10,097,926              44.64%

------------------------

*   Less than 1%

(1) Includes 1,822,100 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2000. All 1,822,100 options are held in the name of Mogul LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Dr. Laster is a beneficiary, but over which he has no control. Dr. Laster disclaims beneficial ownership of such shares.

(2) Includes 209,026 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2000. All 209,026 options are held in the name of Crown Investment Holdings, Inc., a Delaware corporation, the sole stockholder of which is an irrevocable trust of which Dr. Corn is a beneficiary, but over which he has no control. Dr. Corn disclaims beneficial ownership of such shares.

(3) Includes 320,120 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2000. All 320,120 options are held in the name of Radio Eon, LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Dr. Weinstein is a beneficiary, but over which he has no control.
    Dr. Weinstein disclaims beneficial ownership of such shares.

(4) Includes 295,120 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2000. All 295,120 options are held in the name of Manzello Associates, LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Mr. Trachtenberg is a beneficiary, but over which he has no control.
    Mr. Trachtenberg disclaims beneficial ownership of such shares.

(5) Includes 97,391 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2000.

(6) Includes 250,485 shares of common stock held by Paramount Capital Investments LLC, an affiliate of Paramount Capital, Inc., of which Dr. Rosenwald is Chairman. Also includes 194,600 shares of common stock held by funds managed by Paramount Capital Asset Management, Inc., of which Dr. Rosenwald is the Chairman and sole stockholder. In addition, it includes 14,064 shares of common stock issuable upon the exercise of a vested warrant held by Dr. Rosenwald and 50,110 shares of common stock issuable upon the exercise of a vested warrant held by Paramount Capital Investments LLC.

(7) Includes 112,500 shares of common stock issuable upon the exercise of vested options and 38,720 shares of common stock issuable upon the exercise of vested warrants. 30,000 shares of common stock beneficially owned by Mr. Kash are subject to a 10-year purchase option that Mr. Kash transferred to an irrevocable family trust, and 1,500 shares are subject to a 10-year purchase option transferred to a charitable foundation. In addition, Mr. Kash has transferred to each of three family members 10-year options to purchase 30,000 shares.

(8) Includes 60,000 shares of common stock issuable upon the exercise of vested options.

(9) Includes 60,000 shares of common stock issuable upon the exercise of vested options.

(10) Includes 5,000 shares of common stock issuable upon the exercise of vested options.

(11) Includes 5,000 shares of common stock issuable upon the exercise of vested options.

(12) Includes 2,986,257 shares of common stock issuable upon the exercise of vested options and 102,894 shares of common stock issuable upon the exercise of vested warrants.

                             ADDITIONAL INFORMATION

SHAREHOLDERS PROPOSALS FOR THE 2002 ANNUAL MEETING

    Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than December 24, 2001.

                                         By Order of the Board of Directors
                                          Bob Trachtenberg
                                          Secretary

                                                                      APPENDIX A

                         KERYX BIOPHARMACEUTICALS, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

1.  PURPOSE.

    The Audit Committee (the "Committee") is a committee of the Board of Directors of Keryx Biopharmaceuticals, Inc. (the "Company"). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders, potential stockholders and investment community relating to corporate accounting reporting practices of the Company, the quality and integrity of the financial reports of the Company, the systems of internal controls which management and the Board of Directors have established and the audit process. The execution of these responsibilities is further enumerated below.

2.  COMPOSITION.

    The membership of the Committee shall consist of at least three members of the Board of Directors, all of whom shall selected by, and who shall serve at the pleasure of the Board of Directors. The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee. All members of the Committee must be "independent directors". A director will not be considered independent who:

    a. is employed by the Company or any of its affiliates for the current year or any of the past three years,

    b. accepts any compensation (other than compensation for service as a director and certain other limited amounts) from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year,

    c. is employed as an executive by another entity where any of the Company's executives serves on that entity's compensation committee,

    d. is a partner in, or a controlling stockholder or an executive officer of, any for-profit business entity to which the Company made, or from which the Company received, payments exceeding 5% of the Company's or such entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years, or

    e. is a member of the immediate family of any individual who is, or has been in any of the past three years, employed as an executive officer by the Company or any of its affiliates.

    Notwithstanding the foregoing, one director who is neither a current employee nor an immediate family member of a current employee, but who otherwise is not independent, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership is required by the best interests of the Company and its stockholders. In such case, the Board must disclose in its next annual proxy statement the nature of the relationship and the reasons for the determination.

    Each member of the Committee must be able to read and understand fundamental financial statements or become able to do so within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

    The Board may designate one or more Directors as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. In addition, no person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule of the United States Securities and

Exchange Commission ("SEC") or any exchange on which shares of the common stock of the Company are traded.

3.  AUTHORITY.

    The Committee is granted authority to investigate any activity of the Company. The Committee shall be empowered to retain persons, as necessary, to assist in fulfilling its responsibilities. All employees are directed to cooperate as requested by members of the Committee or persons empowered by the Committee.

4.  MEETINGS.

    The Committee is to meet two times per year, with additional meetings when circumstances require, as determined by the Chair. Members of the Committee are to be present, in person or telephonically, at all meetings. As necessary, the Chair may request that members of management, internal auditor and/or representatives of the independent auditors be present at Committee meetings. The Committee will submit the minutes of its meetings to, or discuss the matters deliberated at each meeting with, the Board.

5.  COMMITTEE RESPONSIBILITIES.

    The Committee will have the following responsibilities:

    a. Provide an open avenue of communication between the independent auditor and the Board of Directors.

    b. Review annually and recommend to the Board of Directors as appropriate an update of Audit Committee's charter.

    c. Recommend to the Board of Directors the independent auditor to be nominated for approval at the Company's annual meeting of stockholders and approve the compensation of the independent auditor.

    d. Review the performance of the independent auditor and approve any proposed discharge of the independent auditor when circumstances warrant.

    e. Review and take appropriate action to oversee the independence of the independent auditor, including, without limitation:

         i. Receiving a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Statement No. 1.

         ii. Actively engaging in a dialog with the independent auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the independent auditor.

    f. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    g. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

    h. Consider and review with the independent auditor, out of the presence of management:

         i. The adequacy of the Company's internal controls, including computerized information system controls and security.

         ii. Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

        iii. The independent auditor's judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    i. Review with management and the independent auditor at the completion of the annual examination:

         i. The Company's annual financial statements and related footnotes.

         ii. The independent auditor's audit of the financial statements and its report thereon.

        iii. Any significant changes required in the independent auditor's audit plan.

         iv. Any significant difficulties encountered during the course of the audit (including any restriction on the scope of work or access to required information).

         v. Any significant disagreement among management and the independent auditor in connection with preparation of the financial statements.

         vi. Other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

    j. Recommend to the Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the SEC.

    k. Review the Company's SEC filings and other published documents containing the Company's annual financial statements, including any certification, report, opinion or review rendered by the independent auditor.

    l. Review with management and the independent auditor the interim financial report before it is filed with the SEC or other regulators (the Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review).

    m. Review policies and procedures with respect to officers? expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent auditor.

    n. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and reports received from regulators.

    o. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately with the Audit Committee.

    p. Report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

    q. At the Audit Committee's discretion, conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, auditors or others to assist it in the conduct of any investigation.

    r. Instruct the independent auditor that the Board of Directors, as the stockholders' representative, is the auditor's client.

    s. Perform such other functions as assigned by law, the Company's Certificate of Incorporation or Bylaws, or the Board of Directors.

                                                                         Annex B

                                   PROXY CARD


                         KERYX BIOPHARMACEUTICALS, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2001
       (This Proxy is solicited by the Board of Directors of the Company)


     The undersigned stockholder of Keryx Biopharmaceuticals, Inc. hereby appoints Bob Trachtenberg, General Counsel and Secretary, and Robert E. Gallahue, Chief Financial Officer and Treasurer, and each of them, with full power of substitution, proxies to vote the shares of stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, May 23, 2001, at 2:00 p.m., local time, or any adjournment thereof.

                  (Continued and to be signed on Reverse Side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         ANNUAL MEETING OF STOCKHOLDERS
                         KERYX BIOPHARMACEUTICALS, INC.

                                  May 23, 2001


                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------


PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: |X|

1. ELECTION OF DIRECTORS

FOR all nominees  below  (except as           WITHHOLD AUTHORITY to vote
marked to the contrary below)                 for all nominees below

               \__\                                    \__\



INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list at right.

               NOMINEES:                 Morris Laster
                                         Malcolm Hoenlein
                                         Peter Kash
                                         Mark H. Rachesky
                                         Lindsay A. Rosenwald
                                         Wayne Rothbaum
                                         J. Wilson Totten


2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 1.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.


Signature______________________________________________    Dated:______________



_______________________________________________________    Dated:______________
            SIGNATURE: IF HELD JOINTLY

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title, and if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.